UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

 ____________________________________

 CONTINENTAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Oklahoma		001-32886		73-0767549
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)
20 N. Broadway
	Oklahoma City, Oklahoma		73102
	(Address of principal executive offices)		Zip Code

(Registrant’s telephone number, including area code) (405) 234-9000
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
 ____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in a Current Report on Form 8-K filed by Continental Resources, Inc. (the “Company”) on December 22, 2021, on December 21, 2021 the Company completed its previously announced acquisition of oil and gas assets and properties from certain subsidiaries of Pioneer Natural Resources Company pursuant to a purchase and sale agreement in which the Company purchased: (i) 100% of the issued and outstanding limited liability company interests of Jagged Peak Energy LLC, which in turn owns 100% of the issued and outstanding limited liability company interests of Parsley SoDe Water LLC; and (ii) certain oil and gas assets and properties in the Permian Basin (collectively, the “Pioneer Acquisition”).

On February 23, 2022, the Company filed a Current Report on Form 8-K/A to provide, among other things, pro forma financial information of the Company giving effect to the Pioneer Acquisition as required by Item 9.01(b) of Form 8-K, which comprised: (i) an unaudited pro forma condensed combined balance sheet as of September 30, 2021; (ii) an unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021; and (iii) an unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020, and related notes.

The Company is filing this Current Report on Form 8-K to provide the unaudited pro forma condensed combined statement of operations of the Company, giving effect to the Pioneer Acquisition for the year ended December 31, 2021 and the related notes, as set forth in Item 9.01 hereto.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2021 and the related notes is filed as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit
Number	Description

99.1	Unaudited pro forma condensed combined statement of operations of Continental Resources, Inc. for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)

Dated: August 31, 2022

	By:	/s/ John D. Hart
John D. Hart
Chief Financial Officer and Executive Vice President of Strategic Planning